UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2009

GVI SECURITY SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-21295	77-0436410
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2801 Trade Center Drive, Suite 120, Carrollton, Texas       75007

(Address of principal executive office)                  (Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 13, 2009, GVI Security Solutions, Inc. issued a press release with respect to results for its fiscal quarter ended June 30, 2009 and information with respect to a conference call discussing such results. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99	Press release dated August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2009

GVI SECURITY SOLUTIONS, INC.

By:	/s/ Joseph Restivo
Name: Joseph Restivo
Title: Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

No.	Description

Exhibit 99	Press release dated August 13, 2009.